UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2019

D.R. Horton, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1341 Horton Circle, Arlington, Texas 76011

(Address of principal executive offices)

Registrant’s telephone number, including area code: (817) 390-8200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	DHI	New York Stock Exchange
5.750% Senior Notes due 2023	DHI 23A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On October 7, 2019, D.R. Horton, Inc. (the “Company”) and the Guarantors (as defined below) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Wells Fargo Securities, LLC as representatives of the several underwriters named therein, with respect to the offering and sale in an underwritten public offering (the “Offering”) by the Company of $500 million aggregate principal amount of its 2.500% Senior Notes due 2024 (the “Notes”).

The Offering has been registered under the Securities Act pursuant to a registration statement on Form S-3, File No. 333-226644 (the “Registration Statement”) of the Company and certain direct and indirect wholly-owned subsidiaries of the Company listed as co-registrants thereto (the “Guarantors”) and the prospectus supplement dated October 7, 2019 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, on October 8, 2019. The Offering is expected to close on October 10, 2019, subject to customary closing conditions. Certain legal opinions relating to the Notes are also filed herewith as Exhibits 5.1 and 5.2.

The Notes will be issued pursuant to an Indenture between the Company and Branch Banking and Trust Company (the “Trustee”), as trustee, to be dated as of October 10, 2019, as supplemented by the First Supplemental Indenture with respect to the Notes (the “First Supplemental Indenture”), to be dated as of October 10, 2019, among the Company, the Guarantors and the Trustee. The Notes will be represented by a global security, which is included as an exhibit to the First Supplemental Indenture. The form of the First Supplemental Indenture and the form of the Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

1.1

Underwriting Agreement, dated as of October 7, 2019, among D.R. Horton, Inc., the Guarantors named therein and J.P. Morgan Securities LLC, Mizuho Securities USA LLC and Wells Fargo Securities, LLC as representatives of the underwriters named therein.

4.1	Form of First Supplemental Indenture, to be dated October 10, 2019, among D.R. Horton, Inc., the Guarantors named therein and Branch Banking and Trust Company, as trustee.

4.2	Form of 2.500% Senior Notes due 2024 (included in Exhibit 4.1).

5.1	Opinion of Thomas B. Montano, Esquire.

5.2	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Thomas B. Montano, Esquire (included in Exhibit 5.1)

23.2	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2019

D.R. Horton, Inc.

By:	/s/ Thomas B. Montano
Thomas B. Montano
Vice President - Corporate Securities Counsel and Corporate Secretary